                                     [LOGO]

                                   PROSPECTUS


                                JANUARY 30, 2001
                      (AS SUPPLEMENTED FEBRUARY 21, 2001)


U.S. EQUITY FUNDS

    ICON Materials Fund (formerly ICON Basic Materials Fund)
    ICON Consumer Discretionary Fund
      (formerly ICON Consumer Cyclicals Fund)
    ICON Energy Fund
    ICON Financial Fund (formerly ICON Financial Services Fund)
    ICON Healthcare Fund
    ICON Leisure and Consumer Staples Fund
      (formerly ICON Leisure Fund)
    ICON Information Technology Fund (formerly ICON Technology Fund) ICON Telecommunication & Utilities Fund
    ICON Industrials Fund (formerly ICON Transportation Fund)

FIXED INCOME FUND

    ICON Short-Term Fixed Income Fund

INTERNATIONAL EQUITY FUNDS

    ICON Asia Region Fund
    ICON South Pacific Region Fund
    ICON North Europe Region Fund
    ICON South Europe Region Fund
    ICON Western Hemisphere Fund

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any commission determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS.....................................................   3

  U.S. EQUITY FUNDS.........................................   3
  INTERNATIONAL EQUITY FUNDS................................   8
  FIXED INCOME FUND.........................................  11

FUND BY FUND SUMMARIES
  HOW HAVE THE FUNDS PERFORMED..............................  12

FEES AND EXPENSES OF THE FUNDS..............................  26

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
  PRINCIPAL STRATEGIES AND RISKS............................  28

  U.S. EQUITY FUNDS.........................................  28
  INTERNATIONAL EQUITY FUNDS................................  35
  FIXED INCOME FUND.........................................  51

ORGANIZATION AND MANAGEMENT OF THE FUNDS....................  53

ABOUT YOUR ACCOUNT..........................................  56

USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES............  58

HOW TO INVEST IN THE FUNDS..................................  58

HOW TO REDEEM SHARES........................................  60

HOW TO MAKE EXCHANGES.......................................  62

FINANCIAL HIGHLIGHTS........................................  62

  ICON MATERIALS FUND.......................................  64
  ICON CONSUMER DISCRETIONARY FUND..........................  65
  ICON ENERGY FUND..........................................  66
  ICON FINANCIAL FUND.......................................  67
  ICON HEALTHCARE FUND......................................  68
  ICON LEISURE AND CONSUMER STAPLES FUND....................  69
  ICON INFORMATION TECHNOLOGY FUND..........................  70
  ICON TELECOMMUNICATION & UTILITIES FUND...................  71
  ICON INDUSTRIALS FUND.....................................  72
  ICON ASIA REGION FUND.....................................  73
  ICON NORTH EUROPE REGION FUND.............................  74
  ICON SOUTH EUROPE REGION FUND.............................  75
  ICON SHORT-TERM FIXED INCOME FUND.........................  76

NOTICE OF PRIVACY POLICIES AND PROCEDURES...................  77

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  ICON Funds  Prospectus Page 2

                  SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

    The ICON Funds consist of sixteen portfolios. This prospectus discusses fifteen portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs. To help you understand the ICON Funds and decide which Fund is appropriate for you, this section reviews the investment objectives, strategies and risks.

U.S. EQUITY FUNDS

INVESTMENT OBJECTIVES

    The investment objective of each U.S. Equity Fund is to provide long-term growth through investing primarily in common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES


    The ICON Funds are managed using a value-based industry rotation approach. The ICON Funds' Investment Committee for the U.S. Equity Funds strives to add value by under-weighting and over-weighting industries within each portfolio's sector. The strategy focuses primarily on companies comprising the Standard & Poor's SuperComposite 1500 Index ("S&P 1500"), which have been divided into economic sectors and industry groups under the Morgan Stanley Country Index ("MSCI") and S&P Global Industry Classification Standard as set forth in the table above. Each Fund generally will have a minimum of 2-3 industries for diversification. A basket of stocks is selected to achieve industry exposure without regard to the size of the companies or market capitalization. The Investment Committee attempts to produce above average returns compared to its industry/sector.


    A sector fund is a targeted mutual fund. An example of a sector would be Information Technology which is made up of twelve industries. Application Software is an industry inside of the Information Technology sector. Financial is also a sector. It is made up of ten industries. Banks is an industry inside of the Financial sector.

    Unlike the ICON Funds' Investment Committee, most sector rotation managers perform "top down" investing. They try to predict the economy, predict what Congress will do, predict what the Federal Reserve Bank will do, and they work their way down to what sectors in which to invest. The ICON Funds' Investment Committee starts at the bottom. The Committee determines which sectors and industries are on sale; and simply buys them.

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  ICON Funds  Prospectus Page 3

In other words, it is approached from bottom-up, where industries are acquired because they are bargains.

    With respect to industry rotation, the Investment Committee identifies whether an industry as a whole is overpriced or underpriced. If the companies in a particular industry are underpriced, that industry is more likely to become a sector leader. As themes in the market change, different industries within particular sectors may become sector leaders.

    Companies are analyzed to select the industries/sector leaders. Once the industries are identified, stocks of companies in the respective industries are selected. The Investment Committee evaluates individual stocks by computing an intrinsic stock value. This figure is computed using an equation that considers a company's average earnings per share and forward earnings growth rate, then making a determination of present value by discounting risk and opportunity costs. The Investment Committee then compares the intrinsic value to the stock price to identify whether the stock is underpriced or overpriced.

NAME OF FUND                    INDUSTRY BASKETS INCLUDE, BUT ARE
                                NOT LIMITED TO:
ICON Materials Fund (formerly   Aluminum; Commodity Chemicals;
ICON Basic Materials Fund)      Construction Materials; Diversified
                                Chemicals; Diversified Metals &
                                Mining; Fertilizers  & Agricultural
                                Chemicals; Forest Products; Gold;
                                Industrial Gases; Metal & Glass
                                Containers; Paper Packaging; Paper
                                Products; Precious Metals &
                                Minerals; Specialty Chemicals; and
                                Steel.

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  ICON Funds  Prospectus Page 4

NAME OF FUND                    INDUSTRY BASKETS INCLUDE, BUT ARE
                                NOT LIMITED TO:
ICON Consumer Discretionary     Advertising; Apparel & Accessories;
Fund (formerly ICON Consumer    Apparel Retail; Auto Parts &
Cyclicals Fund)                 Equipment; Automobile
                                Manufacturers; Catalog Retail;
                                Computer & Electronics Retail;
                                Consumer Electronics; Department
                                Stores; Distributors; Footwear;
                                General Merchandise Stores; Home
                                Furnishings; Home Improvement
                                Retail; Homebuilding; Household
                                Appliances; Housewares &
                                Specialties; Internet Retail;
                                Motorcycle Manufacturers;
                                Photographic Products; Specialty
                                Stores; Textiles; and Tires &
                                Rubber.
ICON Energy Fund                Integrated Oil & Gas; Oil & Gas
                                Drilling; Oil & Gas Equipment &
                                Services; Oil & Gas Exploration &
                                Production; and Oil & Gas
                                Refining & Marketing.
ICON Financial Fund (formerly   Banks; Consumer Finance;
ICON Financial Services Fund)   Diversified Financial Services;
                                Insurance Brokers; Life & Health
                                Insurance; Multi-Line Insurance;
                                Multi-Sector Holdings; Property &
                                Casualty Insurance; Real Estate
                                Investment Trusts; Real Estate
                                Management & Development; and
                                Reinsurance.
ICON Healthcare Fund            Biotechnology; Health Care
                                Distributors & Services; Health
                                Care Equipment; Health Care
                                Facilities; Health Care Supplies;
                                Managed Health Care; and
                                Pharmaceuticals.

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  ICON Funds  Prospectus Page 5

NAME OF FUND                    INDUSTRY BASKETS INCLUDE, BUT ARE
                                NOT LIMITED TO:
ICON Leisure and Consumer       Broadcasting/Cable; Casinos &
Staples Fund (formerly ICON     Gaming; Leisure Products; Hotels;
Leisure Fund)                   Publishing & Printing; Tobacco;
                                Agricultural Products; Brewers;
                                Distillers & Vintners; Drug Retail;
                                Food Distributors; Food Retail;
                                Household Products; Leisure
                                Facilities; Meat, Poultry & Fish;
                                Movies & Entertainment; Packaged
                                Foods; Personal Products; Soft
                                Drinks; and Restaurants.
ICON Information Technology     Application Software; Computer
Fund (formerly ICON Technology  Hardware; Computer Storage &
Fund)                           Peripherals; Electronic
                                Equipment & Instruments; Internet
                                Software & Services; IT
                                Consulting & Services; Networking
                                Equipment; Office Electronics;
                                Semiconductor Equipment;
                                Semiconductors; Systems Software;
                                and Telecommunications Equipment.
ICON Telecommunication &        Electric Utilities; Gas Utilities;
Utilities Fund                  Multi- Utilities; Water Utilities;
                                Alternative Carriers; Integrated
                                Telecommunications Services; and
                                Wireless Telecommunication
                                Services.

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  ICON Funds  Prospectus Page 6

NAME OF FUND                    INDUSTRY BASKETS INCLUDE, BUT ARE
                                NOT LIMITED TO:
ICON Industrials Fund           Aerospace & Defense; Air Freight &
(formerly ICON Transportation   Couriers; Airlines; Airport
Fund)                           Services; Building Products;
                                Commercial Printing;
                                Construction & Engineering;
                                Construction & Farm Machinery; Data
                                Processing Services; Diversified
                                Commercial Services; Electrical
                                Components & Equipment; Employment
                                Services; Environmental Services;
                                Heavy Electrical Equipment;
                                Highways  & Railtracks; Industrial
                                Conglomerates; Industrial
                                Machinery; Marine; Marine Ports &
                                Services; Office Services &
                                Supplies; Railroads; Trading
                                Companies & Distributors; and
                                Trucking.

PRINCIPAL RISKS

    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the fund. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The Funds' investments in value stocks carry the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the five main risks of investing in the U.S. Equity Funds are market risk, management risk, concentration risk, non-diversification risk, and sector/industry risk.


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.


    * MANAGEMENT RISK: The risk that a strategy used by a fund's management may fail to produce the intended result.

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  ICON Funds  Prospectus Page 7

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular sector or limited number of industries is that the entire sector or industries will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.

    * NON-DIVERSIFICATION RISK: The U.S. Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.

    * SECTOR/INDUSTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing the performance of individual sectors and/or industries. For example, The Energy Fund may be influenced by international politics and regulatory policies of domestic and foreign governments. Changing domestic and international demand and competitive pressures may influence the Information Technology Fund. For a more detailed analysis of specific sector/industry risks, please refer to pages 29-35.

INTERNATIONAL EQUITY FUNDS

INVESTMENT OBJECTIVES

    The International Equity Funds seek to provide long-term capital appreciation. Each Fund seeks to achieve its objective by investing primarily in common stocks of foreign issuers.

PRINCIPAL STRATEGIES

    Each International Equity Fund focuses on a particular geographic region of the world as set forth in the table above. The investment strategy focuses on country rotation within the region using a value approach. With respect to country rotation, the Investment Committee identifies whether a country as a whole is overpriced or underpriced. If the companies in a particular country are underpriced, that country is more likely to become a leader in the respective geographic region. As themes in the market change, different countries within particular regions may become regional leaders.

    A basket of stocks is selected for each country within the region to achieve broad exposure across industries. The Investment Committee

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  ICON Funds  Prospectus Page 8
evaluates individual stocks by computing an intrinsic stock value. This figure is computed using an equation that considers a company's average earnings per share and forward earnings growth rate, then making a determination of present value by discounting risk and opportunity costs. The Investment Committee then compares the intrinsic value to the stock price to identify whether the stock is underpriced or overpriced.

    Unlike the ICON Funds' Investment Committee, most sector/regional fund rotation managers perform "top down" investing. They try to predict the economies, predict what the governments will do, predict what the national banks and/or currency regulators will do, and they work their way down to the stocks in which to invest. The ICON Funds' Investment Committee starts at the bottom. The Committee determines which countries are attractive relative to other countries. The Committee then uses its valuation model to calculate the value of stocks in those countries from its approved list of international stocks, and simply buys them. In other words, it is approached from bottom-up, where countries are acquired because they are bargains.

NAME OF FUND                    MAY INCLUDE, BUT IS NOT LIMITED TO,
                                BASKETS OF SECURITIES FROM THE
                                FOLLOWING COUNTRIES:
ICON Asia Region Fund           Japan; Korea; China (plus Hong
                                Kong); and Taiwan.
ICON South Pacific Region Fund  Australia; Indonesia; Malaysia; New
*                               Zealand; and Singapore.
ICON North Europe Region Fund   Belgium; Denmark; Finland; Germany;
                                Ireland; Netherlands; Norway;
                                Sweden; and United Kingdom.
ICON South Europe Region Fund   Austria; France; Greece; Italy;
                                Portugal; Spain; and Switzerland.
ICON Western Hemisphere Fund *  Argentina; Brazil; Canada; Chile;
                                and Mexico.

* (fund has not commenced operations)

PRINCIPAL RISKS

    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The Funds' investments in value stocks carry

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  ICON Funds  Prospectus Page 9
the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the six main risks of investing in the International Equity Funds are market risk, management risk, concentration risk, non-diversification risk, international investing risk, and region/country risk.

    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Mid-cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result.

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular region or country is that the entire country will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.

    * NON-DIVERSIFICATION RISK: The International Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.

    * INTERNATIONAL INVESTING RISKS: There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic equity fund. For example, the European funds are made up of countries with established capital markets and economies. The other funds represent regions with mostly developing markets and economies. In addition, foreign stocks may not move in concert with the U.S. markets.

    * REGION/COUNTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing individual countries or regions. Political and economic risks of investing in emerging markets or developing

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  ICON Funds  Prospectus Page 10
countries will differ from those of investing in established markets or those with mature political structures. For example, although Japan may be characterized as an established market, other countries in the Asia Region Fund may be considered emerging markets as a result of having political structures that are less mature. In this regard, the North Europe Region Fund is made up of countries with established capital markets and economies whereas the Western Hemisphere Fund is comprised largely of countries that have not established a lengthy track record of political and economic stability. Further information describing the individual countries represented in the International Equity Funds is contained on pages 38-51.

FIXED INCOME FUND

INVESTMENT OBJECTIVE

    The ICON Short-Term Fixed Income Fund seeks to provide high current income consistent with the preservation of capital.

PRINCIPAL STRATEGIES

    The ICON Short-Term Fixed Income Fund seeks to provide higher current income than that typically offered by a money market fund. Under normal market conditions, the Fund invests exclusively in (i) U.S. Treasury obligations;
(ii) obligations issued or guaranteed by the agencies and instruments of the U.S. Government; and (iii) repurchase agreements involving those obligations. The Fund also seeks to maintain a high degree of liquidity. To this end, the maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually.

NAME OF FUND                    UNDER NORMAL MARKET CONDITIONS, THE
                                FUND INVESTS EXCLUSIVELY IN:
ICON Short-Term Fixed Income    U.S. Treasury obligations;
Fund                            obligations issued or guaranteed by
                                the agencies and instruments of the
                                U.S. Government; and repurchase
                                agreements involving those
                                obligations.

PRINCIPAL RISKS

    Please keep in mind that no Fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. This is not a money market fund that endeavors to maintain a stable net asset value. An investment in this Fund is not a bank deposit and

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  ICON Funds  Prospectus Page 11
is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. We believe the main risk of investing in the ICON Short-Term Fixed Income Fund is interest rate risk.

    * INTEREST RATE RISK: The risk that changes in interest rates will adversely affect the value of a security. When interest rates rise, the value of fixed-income securities will generally fall.

                             FUND BY FUND SUMMARIES
                          HOW HAVE THE FUNDS PERFORMED

    The following descriptions provide an overview of each Fund's historical performance. Detailed information about the Funds' strategies and risks begins on page 27.

    Below each Fund's name are:

    - A bar chart that shows how the Fund has performed in the past. You should be aware that the Funds have a short operating history.

    - The highest and lowest quarterly Fund return for periods reflected in Bar Chart, to show the Fund's short-term volatility in the past.

    - A table that shows how the Fund's average annual returns compare to returns of a broad-based index. The comparative indexes included with each Fund's performance are included to provide a basis for comparing a Fund's performance against a specific securities market index and/or its peer group. Each index accounts for both change in security price and reinvestment of dividends. The indexes are unmanaged groups of securities that do not reflect the costs of managing a mutual fund. An investor cannot invest directly in the indexes.

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  ICON Funds  Prospectus Page 12

                              ICON MATERIALS FUND
                      (FORMERLY ICON BASIC MATERIALS FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON MATERIALS FUND
ANNUAL TOTAL RETURN

1998  -10.59%
1999   23.12%
2000  -23.56%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 6-30-99   Total Return for that Quarter:           22.66%
Worst Quarter:  Quarter Ended 3-31-00   Total Return for that Quarter:          -12.19%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               5-5-1997
ICON Materials Fund
  (formerly ICON Basic Materials Fund)            -23.56%            -11.48%
S&P 1500 Index*                                    -6.97%             15.29%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 13

                        ICON CONSUMER DISCRETIONARY FUND
                    (FORMERLY ICON CONSUMER CYCLICALS FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON CONSUMER DISCRETIONARY FUND
ANNUAL TOTAL RETURN

1998    5.60%
1999    4.74%
2000  -11.51%


For Periods 1-1-98 to 12-31-00
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           31.64%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -27.47%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               7-9-1997
ICON Consumer Discretionary Fund
  (formerly ICON Consumer Cyclicals
  Fund)                                           -11.51%             -1.16%
S&P 1500 Index*                                    -6.97%             13.09%

* The S&P 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 14

                                ICON ENERGY FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON ENERGY FUND
ANNUAL TOTAL RETURN

1998  -37.12%
1999   50.27%
2000   78.65%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 3-31-00   Total Return for that Quarter:           28.98%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -26.42%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               11-5-1997
ICON Energy Fund                                   78.65%             14.57%
S&P 1500 Index*                                    -6.97%             12.60%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 15

                              ICON FINANCIAL FUND
                    (FORMERLY ICON FINANCIAL SERVICES FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON FINANCIAL FUND
ANNUAL TOTAL RETURN

1998   7.04%
1999  -1.71%
2000  50.02%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 9-30-00   Total Return for that Quarter:           25.87%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -23.45%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               7-1-1997
ICON Financial Fund
  (formerly ICON Financial Services
  Fund)                                            50.02%             15.59%
S&P 1500 Index*                                    -6.97%             13.59%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 16

                              ICON HEALTHCARE FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON HEALTHCARE FUND
ANNUAL TOTAL RETURN

1998  15.31%
1999   3.80%
2000  43.03%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-99  Total Return for that Quarter:           20.45%
Worst Quarter:  Quarter Ended 9-30-99   Total Return for that Quarter:          -16.53%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-24-1997
ICON Healthcare Fund                               43.03%             19.61%
S&P 1500 Index*                                    -6.97%             15.29%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 17

                     ICON LEISURE AND CONSUMER STAPLES FUND
                          (FORMERLY ICON LEISURE FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON LEISURE AND CONSUMER STAPLES FUND
ANNUAL TOTAL RETURN

1998  17.84%
1999  -4.51%
2000  14.38%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           15.14%
Worst Quarter:  Quarter Ended 9-30-99   Total Return for that Quarter:          -12.11%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               5-9-1997
ICON Leisure and Consumer Staples Fund
  (formerly ICON Leisure Fund)                     14.38%             11.49%
S&P 1500 Index*                                    -6.97%             15.54%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 18

                        ICON INFORMATION TECHNOLOGY FUND
                        (FORMERLY ICON TECHNOLOGY FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON INFORMATION TECHNOLOGY FUND
ANNUAL TOTAL RETURN

1998   33.96%
1999  111.03%    *
2000   14.07%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           46.05%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -13.70%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-19-1997
ICON Information Technology Fund
  (formerly ICON Technology Fund)                  14.07%             36.87%
S&P 1500 Index**                                   -6.97%             15.12%

* In general, the market in 1999 was led by large cap technology stocks, which appreciated substantially. The ICON Information Technology Fund's (formerly ICON Technology Fund) performance reflected this trend.

** The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 19

                   ICON TELECOMMUNICATION AND UTILITIES FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON TELECOMMUNICATION & UTILITIES FUND
ANNUAL TOTAL RETURN

1998  29.99%
1999   6.90%
2000  11.82%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 9-30-00   Total Return for that Quarter:           15.65%
Worst Quarter:  Quarter Ended 3-31-00   Total Return for that Quarter:           -6.27%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               7-9-1997
ICON Telecommunication & Utilities Fund            11.82%             20.31%
S&P 1500 Index*                                    -6.97%             13.09%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 20

                             ICON INDUSTRIALS FUND
                      (FORMERLY ICON TRANSPORTATION FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON INDUSTRIALS FUND
ANNUAL TOTAL RETURN

1998   5.35%
1999  -6.73%
2000   4.27%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           26.53%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -18.25%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               5-9-1997
ICON Industrials Fund
  (formerly ICON Transportation Fund)               4.27%              4.86%
S&P 1500 Index*                                    -6.97%             15.54%

* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 21

                             ICON ASIA REGION FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON ASIA REGION FUND
ANNUAL TOTAL RETURN

1998   -6.17%
1999   69.72%
2000  -27.03%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           27.42%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -17.26%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-25-1997
ICON Asia Region Fund                             -27.03%             -1.03%
MSCI Pacific Free Index*                          -26.41%             -2.78%

* The Morgan Stanley Capital International Pacific Free Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 22

                         ICON NORTH EUROPE REGION FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON NORTH EUROPE REGION FUND
ANNUAL TOTAL RETURN

1998  15.25%
1999  20.74%
2000  -8.65%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 12-31-99  Total Return for that Quarter:           17.55%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -12.69%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-18-1997
ICON North Europe Region Fund                      -8.65%              9.75%
MSCI Europe 15 Index*                              -9.66%             12.30%

* The Morgan Stanley Capital International Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 23

                         ICON SOUTH EUROPE REGION FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON SOUTH EUROPE REGION FUND
ANNUAL TOTAL RETURN

1998  21.71%
1999  -4.67%
2000  -1.29%


For Periods 1-1-98 to 12-31-00:
Best Quarter:   Quarter Ended 3-31-98   Total Return for that Quarter:           21.99%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -19.09%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-20-1997
ICON South Europe Region Fund                      -1.29%              9.46%
MSCI Europe 15 Index*                              -9.66%             12.32%

* The Morgan Stanley Capital International Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 24

                       ICON SHORT-TERM FIXED INCOME FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON SHORT-TERM FIXED INCOME FUND
ANNUAL TOTAL RETURN

1998  6.06%
1999  3.48%
2000  4.99%


For Periods 1-1-98 - 12-31-00:
Best Quarter:   Quarter Ended 9/30/98   Total Return for that Quarter:  2.61%
Worst Quarter:  Quarter Ended 6/30/99   Total Return for that Quarter:  0.50%

AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year               2-7-1997
ICON Short-Term Fixed Income Fund                   4.99%              4.98%
Merrill Lynch 1 Year Treasury Index*                6.76%              5.62%

* The Merrill Lynch 1 Year Treasury Index captures the performance of obligations of the U.S. Treasury that have one year to maturity, with certain exceptions.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 25

                         FEES AND EXPENSES OF THE FUNDS

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. THE TABLE DOES NOT REFLECT ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/BROKER RESPONSIBLE FOR THE SHAREHOLDER'S PURCHASE OR SALE OF FUND SHARES. THOSE FEES SHOULD BE CONSIDERED ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE SHAREHOLDER.

                                                              ICON            ICON
                                               ICON       INTERNATIONAL    SHORT-TERM
SHAREHOLDER FEES                            U.S. EQUITY      EQUITY       FIXED INCOME
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      FUNDS          FUNDS           FUND
-----------------------------------------   -----------   -------------   ------------
Sales Charge (Load) Imposed on
  Purchases...............................     None           None            None
Deferred Sales Charge (Load)..............     None           None            None
Redemption Fee............................     None           None            None
Exchange Fee..............................     None           None            None

                                                                            TOTAL FUND
ANNUAL FUND OPERATING EXPENSES                    MANAGEMENT      OTHER     OPERATING
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        FEES       EXPENSES     EXPENSES
---------------------------------------------    ------------   ---------   ----------
U.S. EQUITY FUNDS
ICON Materials Fund............................     1.00%         0.41%       1.41%
  (formerly ICON Basic Materials Fund)
ICON Consumer Discretionary Fund...............     1.00%         0.35%       1.35%
  (formerly ICON Consumer Cyclicals Fund)
ICON Energy Fund...............................     1.00%         0.36%       1.36%
ICON Financial Fund............................     1.00%         0.33%       1.33%
  (formerly ICON Financial Services Fund)
ICON Healthcare Fund...........................     1.00%         0.38%       1.38%
ICON Leisure and Consumer Staples Fund.........     1.00%         0.51%       1.51%
  (formerly ICON Leisure Fund)
ICON Information Technology Fund...............     1.00%         0.35%       1.35%
  (formerly ICON Technology Fund)
ICON Telecommunication & Utilities Fund........     1.00%         0.53%       1.53%
ICON Industrials Fund..........................     1.00%         0.38%       1.38%
  (formerly ICON Transportation Fund)

INTERNATIONAL EQUITY FUNDS
ICON Asia Region Fund..........................     1.00%         0.53%       1.53%
ICON South Pacific Region Fund*................     1.00%         0.65%       1.65%
ICON North Europe Region Fund..................     1.00%         0.52%       1.52%
ICON South Europe Region Fund..................     1.00%         0.80%       1.80%
ICON Western Hemisphere Fund*..................     1.00%         0.65%       1.65%

FIXED INCOME FUND
ICON Short-Term Fixed Income Fund..............     0.65%         0.87%       1.52%

* Fund has not commenced operations. Estimated amounts expected for the first fiscal year.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 26

HYPOTHETICAL EXAMPLE

    This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                             --------   --------   --------   --------
U.S. EQUITY FUNDS
ICON Materials Fund............................    $144       $446       $771      $1,691
  (formerly ICON Basic Materials Fund)
ICON Consumer Discretionary Fund...............    $137       $428       $739      $1,624
  (formerly ICON Consumer Cyclicals Fund)
ICON Energy Fund...............................    $138       $431       $745      $1,635
ICON Financial Fund............................    $135       $421       $729      $1,601
  (formerly ICON Financial Services Fund)
ICON Healthcare Fund...........................    $140       $437       $755      $1,657
ICON Leisure and Consumer Staples Fund.........    $154       $477       $824      $1,802
  (formerly ICON Leisure Fund)
ICON Information Technology Fund...............    $137       $428       $739      $1,624
  (formerly ICON Technology Fund)
ICON Telecommunication & Utilities Fund........    $156       $483       $834      $1,824
ICON Industrials Fund..........................    $140       $437       $755      $1,657
  (formerly ICON Transportation Fund)

INTERNATIONAL EQUITY FUNDS
ICON Asia Region Fund..........................    $156       $483       $834      $1,824
ICON South Pacific Region Fund*................    $168       $520       $897      $1,955
ICON North Europe Region Fund..................    $155       $480       $829      $1,813
ICON South Europe Region Fund..................    $183       $566       $975      $2,116
ICON Western Hemisphere Fund*..................    $168       $520       $897      $1,955

FIXED INCOME FUND
ICON Short-Term Fixed Income Fund..............    $155       $480       $829      $1,813

*   Fund has not commenced operations.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 27

                       MORE INFORMATION ABOUT THE FUNDS'
             INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

U.S. EQUITY FUNDS

INVESTMENT OBJECTIVES

    Each U.S. Equity Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities. These securities include common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES

    Each U.S. Equity Fund focuses on a particular investment area. Under normal circumstances, at least 65% of the total assets of each Fund is invested in securities of companies principally engaged in a particular industry sector at the time of purchase. A company is considered to be "principally engaged" in business activities in a specific sector if at least 50% of its assets, gross income or net sales are derived from activities in that sector, or at least 50% of its assets are dedicated to the production of revenues from that sector. The remainder of the Fund's assets may be invested in debt securities of companies in the sector and/or equity and debt securities of companies outside of the sector if the Investment Committee believes those securities stand to benefit from developments in the sector.

    Each U.S. Equity Fund is comprised of industry-specific "baskets" of securities which are subsets of the sector, examples of which are provided below under each Fund's description. Each industry basket will encompass a sample of stocks developed from the Investment Committee's approved list for the industry in proportions set by the Investment Committee. Composition of the industry-specific baskets is automatically maintained as monies move in and out of the fund until changed by the Investment Committee.

    Investment selection and weighting of baskets within each Fund are based on the attractiveness of an industry. The Investment Committee uses its valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The Investment Committee then groups stocks into their representative industry classifications to determine those industries it deems to be attractive relative to other industries.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 28

PRINCIPAL RISKS

    As stated in the summary, we believe the five main risks of investing in the U.S. Equity Funds are market risk, management risk, concentration risk, non-diversification risk, and sector/industry risk.


    * MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.


    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. This risk is common to all mutual funds.

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular sector or limited number of industries is that the entire sector or industries will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced.

    * NON-DIVERSIFICATION RISK: The risk that there may be a limited number of companies in a portfolio, each representing a larger percentage of the portfolio and, if adversely effected by some event, each would have a greater adverse effect on the portfolio than on a portfolio where assets are diversified among a larger number of companies.

    * SECTOR/INDUSTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing the performance of individual sectors and/or industries. For example, The Energy Fund may be influenced by international politics and regulatory policies of domestic and foreign governments. Changing domestic and international demand and competitive pressures may influence the Information Technology Fund.

    In addition to the principal risks discussed above, set forth below are sector/industry risks that you should consider.

    ICON MATERIALS FUND (FORMERLY ICON BASIC MATERIALS FUND)--Industry baskets include, but are not limited to: Aluminum; Commodity Chemicals; Construction Materials; Diversified Chemicals; Diversified Metals & Mining; Fertilizers & Agricultural Chemicals; Forest Products; Gold; Industrial

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 29

Gases; Metal & Glass Containers; Paper Packaging; Paper Products; Precious Metals & Minerals; Specialty Chemicals; and Steel.

    Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Companies may also be exposed to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the environment services industry can be impacted by legislation, government regulations, and enforcement policies. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service.

    Companies in the chemical processing field are subject to intense competition, product obsolescence, and significant government regulation. As regulations are developed and enforced, those companies may be required to alter or cease production of a product, to pay fines, or to pay for cleaning up a disposal site. In addition, chemical companies face unique risks associated with handling hazardous products.

    The price of precious metals is affected by broad economic and political conditions. For example, the price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries. Since much of the world's gold reserves are located in South Africa, the social and economic conditions there can affect gold and gold-related companies located elsewhere. The price of precious metals is closely tied to broad economic and political conditions.

    ICON CONSUMER DISCRETIONARY FUND (FORMERLY ICON CONSUMER CYCLICALS
FUND)--Industry baskets include, but are not limited to: Advertising; Apparel & Accessories; Apparel Retail; Auto Parts & Equipment; Automobile Manufacturers; Catalog Retail; Computer & Electronics Retail; Consumer Electronics; Department Stores; Distributors; Footwear; General Merchandise Stores; Home Furnishings; Home Improvement Retail; Homebuilding; Household Appliances; Housewares & Specialties; Internet

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 30

Retail; Motorcycle Manufacturers; Photographic Products; Specialty Stores; Textiles; and Tires & Rubber.

    The success of consumer product manufacturers and retailers is closely tied to the performance of the overall economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for, and success of, consumer products in the marketplace.

    ICON ENERGY FUND--Industry baskets include, but are not limited to:
Integrated Oil & Gas; Oil & Gas Drilling; Oil & Gas Equipment & Services; Oil & Gas Exploration & Production; and Oil & Gas Refining & Marketing.

    Securities of companies in the energy field are subject to changes in value and dividend yield. These changes depend largely on the price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other regulatory policies of domestic and foreign governments.

    ICON FINANCIAL FUND (FORMERLY ICON FINANCIAL SERVICES FUND)--Industry baskets include, Banks; Consumer Finance; Diversified Financial Services; Insurance Brokers; Life & Health Insurance; Multi-Line Insurance; Multi-Sector Holdings; Property & Casualty Insurance; Real Estate Investment Trusts; Real Estate Management & Development; and Reinsurance.

    Financial services companies are subject to extensive governmental regulation. This may limit both the amounts and types of services offered, loans and other financial commitments permitted, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Insurance companies are subject to severe price competition and may be impacted by events or trends such as natural catastrophes, mortality rates, or recessions. Similarly, as the services offered by banks expand, banks are becoming more exposed to well-established competitors. This exposure has also increased due to the erosion of historical distinctions between regional

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banks and other financial institutions. Brokerage firms are affected by changes in regulations, brokerage commission structure, stock and bond market activity, and competition. Further, the operating leverage inherent in financial services companies can produce erratic returns over time.

    According to SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities at the time of purchase.

    Companies in the real estate industry are subject to changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales, and other economic activity. They are also affected by what the government spends on housing subsidies, public works and transportation.

    ICON HEALTHCARE FUND--Industry baskets include, but are not limited to:
Biotechnology; Health Care Distributors & Services; Health Care Equipment; Health Care Facilities; Health Care Supplies; Managed Health Care; and Pharmaceuticals.

    The health care industry is subject to government regulation and approval of products and services. This could have a significant effect on price and availability. Moreover, federal and state governments provide a substantial percentage of revenues to health care service providers. The types of products or services produced or provided by a particular company may quickly become obsolete. Similarly, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements. In addition, many of these companies may not offer products yet and may have persistent losses or erratic review patterns.

    ICON LEISURE AND CONSUMER STAPLES FUND (FORMERLY ICON LEISURE
FUND)--Industry baskets include, but are not limited to: Broadcasting/Cable; Casinos & Gaming; Leisure Products; Hotels; Publishing & Printing; Tobacco; Agricultural Products; Brewers; Distillers & Vintners; Drug Retail; Food Distributors; Food Retail; Household Products; Leisure Facilities; Meat, Poultry & Fish; Movies & Entertainment; Packaged Foods; Personal Products; Soft Drinks; Restaurants.

    Securities of the companies in the leisure industry may be considered speculative. These securities generally exhibit greater volatility than the

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overall market. Many companies have unpredictable earnings due, in part, to changing consumer tastes and intense competition. These industries have reacted strongly to technological developments and to the threat of government regulations. Federal deregulation of cable and broadcasting has affected many companies in these industries. As a result, competitive pressures are intense and the stocks are subject to increased price volatility.

    The success of retailing companies is closely tied to consumer spending. Spending is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes. In addition, the agriculture/food industry is impacted by supply and demand, which may be affected by demographic and product trends, and by food fads, marketing campaigns, and environmental factors. In the U.S., the agricultural products industry is subject to regulation by numerous government agencies.

    ICON INFORMATION TECHNOLOGY FUND (FORMERLY ICON TECHNOLOGY FUND)--Industry baskets include, but are not limited to: Application Software; Computer Hardware; Computer Storage & Peripherals; Electronic Equipment & Instruments; Internet Software & Services; IT Consulting & Services; Networking Equipment; Office Electronics; Semiconductor Equipment; Semiconductors; Systems Software; and Telecommunications Equipment.

    Competitive pressures and changing domestic and international demand may significantly effect the financial condition of companies in the computer industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. Further, research and development are large costs to these companies, and they are also sensitive to the risk of product obsolescence. Products or services provided by these industries may be in the development stage and can face risks such as failure to obtain financing or regulatory approval, intense competition, product incompatibility, consumer preference, and rapid obsolescence.

    ICON TELECOMMUNICATION & UTILITIES FUND--Industry baskets include, but are not limited to: Electric Utilities; Gas Utilities; Multi-Utilities; Water Utilities; Alternative Carriers; Integrated Telecommunications Services; and Wireless Telecommunication Services.

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    Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Many companies in the industry fiercely compete for market share. Although telephone companies usually pay an above average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

    Energy service firms are affected by supply and demand both for their specific product or service, and for energy products in general. The price of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions will also affect the performance of these companies.

    Public utility stocks have traditionally produced above-average dividend income, but the Fund's investments are based on growth potential. The gas and electric public utilities industries may be subject to broad risks resulting from governmental regulation, financing difficulties, supply and demand of services or fuel, and special risks associated with energy and atmosphere conservation. Under SEC laws, the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company.

    ICON INDUSTRIALS FUND (FORMERLY ICON TRANSPORTATION FUND)--Industry baskets include, but are not limited to: Aerospace & Defense; Air Freight & Couriers; Airlines; Airport Services; Building Products; Commercial Printing; Construction & Engineering; Construction & Farm Machinery; Data Processing Services; Diversified Commercial Services; Electrical Components & Equipment; Employment Services; Environmental Services; Heavy Electrical Equipment; Highways & Railtracks; Industrial Conglomerates; Industrial Machinery; Marine; Marine
Ports & Services; Office Services & Supplies; Railroads; Trading Companies & Distributors; and Trucking.

    The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which is influenced by an individual company's profitability, and broader issues such as interest rates and foreign competition. The industry may also be affected by economic cycles, technical progress, labor relations, and government regulations.

    Profitability in these industries is influenced by the price of fuel, competition, and domestic and foreign economies and government regulation. The airline industry is still feeling the effects of deregulation. In addition, the automotive industry is highly cyclical and companies may

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suffer periodic operating losses. While most of the major participants in the transportation sector are large, financially strong companies, some are smaller with a non-diversified product line or customer base.

INTERNATIONAL EQUITY FUNDS

INVESTMENT OBJECTIVES

    Each Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities. These securities include common stocks and securities convertible into common stocks of foreign issuers.

PRINCIPAL STRATEGIES

    Each International Equity Fund focuses on a particular geographic region of the world. Under normal circumstances, at least 65% of the total assets of each Fund is invested in securities of companies principally engaged in the business activities in its particular named geographic region. A company is considered to be "principally engaged" in business activities in a specific region if it has one or more of the following characteristics: (i) its principal securities trading market is in that region; (ii) the company derives at least 50% of its annual revenue from either goods produced, sales made, or services performed in that region; or (iii) the company is operating in and is organized under the laws of, or has its principal offices in, a country in that region. The remainder of the Fund's assets may be invested in debt securities of companies in the region and/or equity and debt securities of companies outside of the region if the Investment Committee believes those securities stand to benefit from developments in the region. The International Equity Funds do not have a policy to concentrate in a particular industry or group of industries.

    Each International Equity Fund is comprised of country-specific "baskets" of securities which are subsets of the region, examples of which are provided in each Fund's description. Each of these country baskets will encompass a sample of stocks from the Investment Committee's approved list for the country in proportions set by the Investment Committee. Composition of the country-specific baskets is automatically maintained as monies move in and out of the fund until changed by the Investment Committee.

    Investment selection and weighting of baskets within each Fund are based on country attractiveness. The Investment Committee uses its

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valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The Investment Committee then groups stocks into their country classifications to determine those countries it deems to be attractive relative to other countries.

PRINCIPAL RISKS

    As stated in the summary, we believe the six main risks of investing in the International Equity Funds are market risk, management risk, concentration risk, non-diversification risk, international investing risk, and region/country risk.


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Mid-cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.


    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result.

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular region or country is that the entire country will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.

    * NON-DIVERSIFICATION RISK: The International Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.

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
RISKS OF INTERNATIONAL INVESTING

    Investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. The international investing risks and region/country risk described in the summary can be further broken down as follows. Investors should consider carefully the following special factors before investing in a Fund.

    * CURRENCY RISK: The value of a Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against the currency.

    * POLITICAL AND ECONOMIC RISK: The economies of many of the countries in which a Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, limitations on the removal of funds, and taxation could also adversely affect the value of a Fund's investments.

    * MARKET RISK: The securities markets in many of the countries in which a Fund invests will have substantially less trading volume than the major U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. Transaction costs, such as brokerage commissions, in foreign securities markets are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

    * REGULATORY RISK: Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers. As a consequence, there is generally less public information available about foreign securities than is available about domestic securities. Foreign companies are not subject to accounting, auditing and financial reporting standards, practices and

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
requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by withholding taxes which would reduce dividend income payable to the Fund's shareholders.

    * EMERGING MARKETS AND DEVELOPING COUNTRIES: Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; those markets have also from time to time provided higher rates of return but greater risks to investors. The Advisor believes that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries commonly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of those countries present greater risks than those associated with more developed, market-oriented Western European countries and markets. A Fund could lose its entire investment in any such country.

    * FOREIGN INVESTMENT RESTRICTIONS AND COST INCREASES: Certain countries prohibit or impose substantial restrictions on investments in their capital markets by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as a Fund. A Fund could be adversely affected by these restrictions or delays in, or a refusal to grant, any required governmental approval for repatriation.

    Set forth below is country data to be considered in light of these principal risks.

    ICON ASIA REGION FUND--May include, but is not limited to, baskets of securities from the following countries: Japan; Korea; China; Hong Kong; and Taiwan.

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
JAPAN

    Japan is a country located off the east coast of Asia. Japan's population is over 126 million. Electrical and electronic equipment, automobiles, machinery and chemicals are major industries. The currency is the Japanese Yen. There are six stock exchanges in Japan along with an over-the-counter market. The domestic market in Japan is divided into two sections. The First Section trades in the largest and most active stocks. This section accounts for a majority of total market capitalization. The Second Section trades in those issues which have lower turnover than the First Section, which are newly quoted on the exchange or which would otherwise be traded over-the-counter. A Third Section consists of foreign stocks. These are traded over-the-counter.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

SOUTH KOREA

    South Korea, bordering the Sea of Japan and the Yellow Sea, lies in Eastern Asia on the southern half of the Korean peninsula. South Korea has a population of over 47 million. Electronics, auto production, chemicals, shipbuilding, steel, textiles, clothing, footwear and food processing are major industries. The currency is the Korean Won. After a significant decline in value of the Won in 1997, it appears that the South Korean economy is rebounding and evolving into a more competitive market. South Korea's main trading partners are the United States, Japan, China, Hong Kong, Taiwan, Australia, Saudi Arabia, and the countries of the European Union.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

CHINA

    China is a nation in Eastern Asia bordering the South China Sea. China has a population of over 1.2 billion. China's main trading partners are Japan, Taiwan, United States, Germany, Singapore, United Kingdom, Netherlands, and South Korea. Primary industries include iron and steel, coal, machine building, armaments, chemical fertilizers, petroleum, cement, textiles and apparel, consumer durables, automobiles, consumer electronics and telecommunications. The currency is the Chinese Yuan. The Chinese

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government continues its move to a more open economy under Communist rule. State approval is required for large projects.

    Pursuant to a treaty with the United States, dividends are generally withheld at a rate of 10%. Capital gains are not covered by the treaty and may be taxed.

HONG KONG

    Hong Kong is located off the coast of China bordering the South China Sea. Hong Kong's population is over 7 million. Principal exports are machinery, precious metals and stones, plastics, clothing, textiles, footwear, electrical appliances, watches and clocks, toys, optical and surgical instruments, meat and vehicles. The national currency is the Hong Kong Dollar.

    Hong Kong is not subject to the tax treaty between the United States and China. There are generally no dividend or capital gains taxes in Hong Kong.

    Hong Kong was transferred from the status of British territory to the rule of The People's Republic of China on July 1, 1997. Hong Kong is now considered a special administrative region with its own law for another fifty years under a government imposed by China.

TAIWAN

    Taiwan is an Eastern Asian nation off the southeastern coast of China. Taiwan has a population over 22 million. Electronics, textiles, chemicals, clothing, food processing, cement, iron and steel, machinery, and petroleum refining constitute major industries. The currency is the Taiwan Dollar.

    Taiwan's major trading partners are the United States, Hong Kong, Japan, Singapore, and the European Union countries.

    Dividends are generally withheld at a rate of 20%. Capital gains are currently not taxable although the government has recently made proposals to reimpose the tax.

    ICON SOUTH PACIFIC REGION FUND (NOT FUNDED AS OF THE DATE OF THIS PROSPECTUS)--May include, but is not limited to, baskets of securities from the following countries: Australia; Indonesia; Malaysia; New Zealand; and Singapore.

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
AUSTRALIA

    Australia is located in the South Pacific. Australia has a population over 19 million. Mining, industrial and transportation equipment, food processing, chemicals and steel are included in Australia's major industries. The currency is the Australian Dollar. Australia houses various stock exchanges. The Australian Stock Exchange is the national exchange. The Australian government recently approved the opening of the Bendigo Stock Exchange to service small and medium businesses in rural and regional Australia. All exchanges are subject to the Securities Industry Act.

    Pursuant to a tax treaty with the United States, dividends are generally subject to 15% tax withholding. Capital gains are not taxed if they result from an equity holding of less than 10% of a public company. Otherwise, capital gains are taxed.

    Australia is the world's largest producer of wool. Leading trading partners are the United States, the European Union countries, New Zealand and Japan. Exports to the United States from Australia include Aircraft and associated equipment, computers (ADP equipment), computer parts and accessories and measuring instruments.

INDONESIA

    Indonesia is a nation in Southeastern Asia that sits as an archipelago between the Indian and Pacific Oceans. Indonesia has a population over 200 million. Indonesia was once the world's largest rice importer. The country is now nearly self-sufficient, but has suffered from economic and political uncertainty following the Asian economic crisis of 1997. Petroleum and natural gas, textiles, mining, cement, chemical fertilizers, plywood, food, apparel and footwear, tourism, and rubber are other important industries to the Indonesian economy. The currency is the Indonesian Rupiah. Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

MALAYSIA

    Malaysia is located in Southeastern Asia as a peninsula and the northern one-third of the island of Borneo. Malaysia has a population over 19 million. Singapore, the United States and Japan are major trading partners. Commodity exports of the nation include electronic equipment, petroleum, palm oil, wood, rubber and textiles. The currency is the

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
Malaysian Ringgit. Malaysia has experienced rapid development with the help of foreign investment, but that growth slowed during the late 1990's. Fiscal and monetary policies are closely monitored by the government.

    Markets have been regulated under the Securities Industry Act as of 1983. The main board of the Kuala Lumpur Stock Exchange houses large issues. A second board was established in 1988 to handle smaller companies. The United States does not have a tax treaty with Malaysia applicable to dividends and capital gains. There is no dividend withholding tax in Malaysia. However, Malaysian residents receive a corporate tax credit attached to dividends. Non-resident Malaysians may see a charge on gross dividends. This is not a withholding tax, it is a deduction of tax credits. Capital gains may be levied on a disposal of real property company shares; capital gains taxes may also be imposed on companies in the business of "trading in" securities. Otherwise, capital gains are not taxable in Malaysia.

SINGAPORE

    Singapore is a nation in Southeastern Asia. The country's islands fall between Malaysia and Indonesia. Singapore's population is over 4 million. Major Industries include petroleum refining, electronics, oil drilling equipment, rubber processing and rubber products, processed food and beverages, ship repair, financial services, and biotechnology. Singapore acts as a center for trade. The currency is the Singapore Dollar. The Stock Exchange of Singapore separated from the Kuala Lumpur Stock Exchange in 1973 but the two remained closely tied until 1989 when dual listings were terminated. On December 1, 1999, the Stock Exchange of Singapore and the Singapore International Monetary Exchange merged to form the Singapore Exchange. The Singapore market has a strong international orientation.

    The United States does not presently have a tax treaty with Singapore applicable to dividends and capital gains. There is no dividend withholding tax in Singapore. Dividends are paid to shareholders net of tax; the 26% tax paid on the dividend by the Corporation is reported to the shareholder, who is deemed to have paid the tax. Capital gains are not taxable in Singapore.

NEW ZEALAND

    New Zealand consists of two islands located in the South Pacific. New Zealand has a population over 3 million. Major industries include food processing, wood and paper products, textiles, machinery, transportation

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equipment, banking and insurance, tourism, and mining. The currency is the New
Zealand Dollar.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

    ICON NORTH EUROPE REGION FUND--May include, but is not limited to, baskets of securities from the following countries: Belgium; Denmark; Finland; Germany; Ireland; Netherlands; Norway; Sweden; and United Kingdom.

BELGIUM

    Belgium is a European nation located northeast of the English Channel and southeast of the North Sea. Belgium has a population over 10 million. Engineering and metal products, auto assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum and coal are the major industries.

    The currency is the Belgian Franc. Belgium was one of 11 founding members of the Economic and Monetary Union on January 1, 1999. The Brussels Stock Exchange merged with exchanges of Amsterdam and Paris to form a single exchange, Euronext, in 2000. Belgium is a multi-lingual country with Dutch and French the two official languages in Brussels. English and German are spoken often in business. Pursuant to a treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed in Belgium.

    Belgium is a member of the European Union and Brussels houses the headquarters of the European Union.

DENMARK

    Denmark is located in Northern Europe. Denmark has a population over 5 million. Chief industries of the nation include food processing, machinery and equipment, textiles and clothing, chemicals, electronics, construction, furniture and other wood products and shipbuilding. Denmark is a member of the European Union. The Danish currency is the Krone. Denmark did not participate in the third phase of the EU's Economic and Monetary Union which started on January 1, 1999. Denmark, however, continues to adhere to the economic policies of the Union.

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    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed in Denmark.

FINLAND

    Finland, bordered by Norway, Sweden and Russia, is located in Northern Europe. Finland has a population over 5 million. Metal products, shipbuilding, copper refining, pulp and paper, cellular phones, medical devices, foodstuffs, chemicals, textiles and clothing are major industries. On January 1, 1999, Finland joined 10 other EU countries in the Economic and Monetary Union, permanently fixing its currency, the Finnmark, against the Euro.

    The only stock exchange in Finland is the Helsinki exchange. Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed. Finland is a member of the European Union.

GERMANY

    Germany is a Western European nation bordered by Denmark, Poland, the Czech Republic, Austria, Switzerland, France, the Netherlands, Belgium and Luxembourg. Germany has a population over 82 million. Iron, steel, coal, cement, machinery, chemicals, ships, machine tools, electronics, food and beverage, textiles, and automobiles constitute major industries. The currency is the German Mark.

    Germany houses nine stock exchanges with the Frankfurt exchange being the largest. The need for financing is primarily filled by banking institutions. The equity market is relegated to a lesser role. There are three levels of equity trading. The first is the Official market where there is trading in shares of the official listings. The Regulated market controls trading in shares not in the official listing. Finally, there is the Unregulated Unofficial market.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. A sign off by the tax office is necessary in cases where treaty based tax rates are requested. Capital gains are generally not taxed. Germany is one of the original members of the European Common Market which eventually became the European Union. On January 1, 1999, Germany became one of 11 founding members of the Economic and

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Monetary Union. Economic unification of East and West Germany occurred in
July of 1990, with political unification following suit in October of the same year.

REPUBLIC OF IRELAND

    The Republic of Ireland is a European nation that occupies five-sixths of the island of Ireland, located just west of England. Ireland has a population over 3 million. Food products, textiles, chemicals, clothing, software, pharmaceuticals, transportation equipment, glass and crystal, brewing and machinery are major industries of Ireland. The economy is trade dependent. The currency is the Irish Pound. Ireland is a member of the European Union, and one of 11 founding members of the Economic and Monetary Union.

    Pursuant to a tax treaty with the United States, dividends are generally not subject to withholdings. There is generally no capital gains tax.

NETHERLANDS

    The Netherlands is located in Western Europe on the North Sea. The Netherlands has a population over 15 million. Agroindustries, metal and engineering products, electrical machinery and equipment, chemicals, petroleum, fishing, construction and microelectronics constitute the major industries. The currency is the Dutch Guilder. In 2000, the Amsterdam Stock Exchange merged with the Paris and Brussels stock exchanges. Netherlands is a member of the European Union, and on January 1, 1999, became one of 11 founding members of the Economic and Monetary Union.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

NORWAY

    Norway is the western most country in Scandinavia, located in Northern Europe. Norway has a population over 4 million. Fishing, metals, chemicals, food processing, shipbuilding, pulp and paper, timber, mining, textiles, and oil and gas constitute major industries. The currency is the Norwegian Krone.

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    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxable in Norway. The Norwegian population has opted out of the European Union.

SWEDEN

    Sweden is a nation located in Northern Europe between Norway and Finland. Sweden has a population over 8 million. Iron, precision equipment, processed food, information technology, telecommunications, pharmaceuticals, and automobiles constitute major industries. The Swedish Krona is the country's currency.

    The Stockholm Stock Exchange is the largest exchange in Sweden. There are three markets for trading shares. The A-List consists of the largest and most heavily traded companies. The OTC-List caters to small and medium sized companies. Finally, there is an O-List for companies that do not meet the requirements for the A-List or the OTC-List.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxable in Sweden. Sweden is a member of the European Union. Sweden did not participate in the third phase of the Economic and Monetary Union that commenced on January 1, 1999. Countries within the European Union are Sweden's main trading partners.

UNITED KINGDOM

    The United Kingdom is a group of islands located to the northwest of the European mainland, across the English Channel. It is comprised of England, Scotland, Wales and Northern Ireland. The United Kingdom has a population over 59 million. Steel, metals, ship building, production machinery, electronics and communication equipment, chemicals, petroleum, coal, paper and paper products, food processing, textiles and clothing are some of the major industries. The currency is the British Pound. The United Kingdom is the largest equity market in Europe in terms of market capitalization. The largest exchange in the United Kingdom is the London Stock Exchange which has the largest volume of trading in international equities in the world.

    Pursuant to a tax treaty with the United States, dividends are not generally subject to withholding taxes. Capital gains are generally not taxed in the United Kingdom. The United Kingdom is a member of the European

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  ICON Funds  Prospectus Page 46

Union, but is not presently a member of the Economic and Monetary Union.

    ICON SOUTH EUROPE REGION FUND--May include, but is not limited to, baskets of securities from the following countries: Austria; France; Greece; Italy; Portugal; Spain; and Switzerland.

AUSTRIA

    Austria is a Central European nation with Germany, the Czech Republic, Hungary, Italy, Slovenia and Croatia as its neighbors. Austria has a population over 8 million. Major industries include foods, machines, chemicals, paper and paperboard, tourism, construction machinery, lumber and wood processing, communications equipment, and autos. The currency is the Austrian Schilling. The Vienna Stock Exchange was established in 1771 and declared an autonomous institution by the Stock Exchange Act of 1875.

    Pursuant to a 1998 tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed. Austria has been a member of the European Union since the beginning of 1995, and was among the 11 founding members of the Economic and Monetary Union in January, 1999.

FRANCE

    France is a Western European nation bordered by Belgium, Luxembourg, Germany, Switzerland, Italy and Spain. France has a population over 59 million. Steel, chemicals, textiles, automobiles, wine, perfume, machinery, metallurgy, mining, food processing, tourism, aircraft and electronic equipment are major industries. The currency is the French Franc. The Paris Stock Exchange, the largest stock exchange in France, recently merged with the Brussels and Amsterdam exchanges.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are not generally taxed unless they result from sale of shares of real estate companies. France is a member of the European Union, and on January 1, 1999 became one of 11 founding members of the Economic and Monetary Union.

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  ICON Funds  Prospectus Page 47

GREECE

    Greece, bordered by the Mediterranean Sea to the south, is a nation in Southern Europe. Greece has a population over 10 million. Tourism, food and tobacco processing, textiles, chemicals, metal products, mining and petroleum constitute the major industries. The currency is the Greek Drachma. Greece is a member of the European Union, and on January 1, 2001, became the twelfth member of the Economic and Monetary Union.

    Pursuant to a tax treaty with the United States, there is generally no withholding tax on dividends. Capital gains on the sale of shares of Greek companies that are not listed on the Athens Stock Exchange are subject to tax at the rate of 20%.

ITALY

    Italy is a nation in Southern Europe with Austria, Switzerland and France to its north. Italy has a population over 57 million. Steel, food processing, clothing, machinery, autos, textiles, shoes, machine tools and chemicals are the major industries. The currency is the Italian Lira. Italy's government securities market is among the largest in the world.

    The United States and Italy recently executed a new tax treaty. Subject to ratification, the treaty would generally limit withholdings on dividends to 15%. Italy is a member of the European Union, and on January 1, 1999, became one of 11 founding members of the Economic and Monetary Union.

PORTUGAL

    Portugal is a Western European nation situated between Spain and the Atlantic Ocean. Portugal has a population over 9 million. Textiles and footwear, wood pulp and paper, cork, metalworking, oil refining, chemicals, fish canning, wine and tourism constitute the major industries. The currency is the Portuguese Escudo. The countries of the European Union are the primary trading partners of Portugal. Portugal is a member of the European Union, and on January 1, 1999, became one of 11 founding members of the Economic and Monetary Union.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are not taxable in Portugal.

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  ICON Funds  Prospectus Page 48

SPAIN

    Spain is a Southern European nation located southwest of France. Spain has a population over 39 million. Textiles and apparel, food and beverages, metals and metal manufactures, chemicals, shipbuilding, autos, machine tools and tourism are the major industries. The currency is the Spanish Peseta. There are four stock exchanges in Spain with the Madrid Stock Exchange being the largest. Membership at all exchanges in Spain is restricted to stockbrokers nominated by the Ministry of Finance. Brokers must belong to the Association of Brokers in order to practice.

    Pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are not taxed unless the U.S. investor holds at least 25 percent of the voting stock of the paying company. Spain is a member of the European Union, and on January 1, 1999 became one of 11 founding members of the Economic and Monetary Union. The countries of the European Union are Spain's main trading partners.

SWITZERLAND

    Switzerland, bordered by France, Italy, Germany and Austria, is a nation located in Central Europe. Switzerland has a population over 7 million. Primary trading is conducted with the countries of Western Europe. Major commodity exports are machinery, metal products, chemicals, vehicles, foodstuffs, textiles and clothing. The Swiss Franc is the country's currency.

    There are three principal exchanges in Switzerland. Under public law, the Geneva Exchange is a corporation and the Zurich and Basle exchanges are institutions. Zurich is the largest of the three. There are official, semi-official and an unofficial markets.

    Although pursuant to a tax treaty with the United States, dividends are generally withheld at a rate of 15% and capital gains are generally not taxable, the Swiss Federal Tax Administration does not presently consider U.S. Mutual Fund investing in Switzerland eligible for benefits of the treaty.

    ICON WESTERN HEMISPHERE FUND (NOT FUNDED AS OF THE DATE OF THIS PROSPECTUS)--May include, but is not limited to, baskets of securities from the following countries: Argentina; Brazil; Canada; Chile; and Mexico.

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  ICON Funds  Prospectus Page 49

ARGENTINA

    Argentina is a nation located in Southern South America between Chile and Uruguay. Argentina has a population over 36 million. Major industries include food processing, automobiles, consumer durables, textiles, chemicals, printing, metallurgy and steel. The currency is the Argentinean Peso.

    Argentina benefits from an abundance of natural resources. After experiencing growing external debt and hyperinflation in the 1980's, Argentina elected President Menem who, in 1989, implemented an economic restructuring program.

    Argentines have reacted to this program with a repatriation of capital. Argentina appears to be on a path of stable, sustainable growth.

    There is generally no withholding of dividends in Argentina. Capital gains are also generally not taxable.

BRAZIL

    Brazil is a South American nation bordering the Atlantic Ocean. Brazil has a population over 172 million. Major industries include textiles, shoes, chemicals, cement, lumber, mining, steel, machinery and equipment, aircraft, automobiles and parts. The currency is the Brazilian Real.

    The Real was introduced as a new currency on July 1, 1994, to help stabilize the economy. Inflation subsequently dropped from a rate of 50% a month to a rate of 3% a month through the end of 1994. The nation's natural resources are a substantial economic strength.

    There is generally no withholding tax on dividends. Capital gains are also generally not taxable in Brazil.

CANADA

    Canada is the second largest country in the world after Russia. The official languages are English and French. Canada has a population over 31 million.

    Processed and unprocessed minerals, food products, wood and paper products, transportation equipment, chemicals, fish products, petroleum and natural gas constitute major industries. The currency is the Canadian Dollar.

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  ICON Funds  Prospectus Page 50

Canada houses four stock exchanges following the merger of the Alberta and Vancouver exchanges.

    Pursuant to a treaty with the United States, dividends are generally withheld at a rate of 15%. Capital gains are generally not taxed.

    Canada is a member of the North American Free Trade Agreement (NAFTA) with the United States and Mexico.

CHILE

    Chile is located in South America, bordering the South Pacific Ocean to the west and Argentina to the east. Chile has a population over 15 million. Major industries include copper, foodstuffs, fish processing, iron and steel, wood and wood products, transportation equipment, cement and textiles. Copper is vital to the health of the economy. The currency is the Chilean peso.

    Dividends are generally withheld at a rate of 35% less a tax credit of 15%. Capital gains may be subject to tax in Chile in an amount up to 35%.

MEXICO

    Mexico is a nation in North America located south of the United States. Mexico has a population over 100 million. Food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, autos, consumer durables and tourism are the major industries. The currency is the Mexican Peso. There is one stock exchange in Mexico. The Bolsa Mexicana de Valores (BMV) is located in Mexico City. Mexico is a member of the North American Free Trade Agreement (NAFTA).

    Pursuant to a tax treaty with the United States, dividends are generally subject to withholding tax at a 5% rate. Capital gains are generally not taxed.

FIXED INCOME FUND

ICON SHORT-TERM FIXED INCOME FUND

INVESTMENT OBJECTIVE

    The objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

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  ICON Funds  Prospectus Page 51

PRINCIPAL STRATEGIES

    The Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity. Therefore, there is a higher risk of principal volatility. Under normal market conditions, the Fund invests exclusively in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instruments of the U.S. Government; and (iii) repurchase agreements involving those obligations. Under normal conditions, the Fund's duration (a measure of the Fund's sensitivity to changes in interest rates) will range from half a year to one and a half years. Maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually.

PRINCIPAL RISKS

    As stated in the summary, we believe the main risk of investing in the ICON Short-Term Fixed Income Fund is interest rate risk. This is not a money market fund that endeavors to maintain a stable net asset value. An investment in this Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    * INTEREST RATE RISK: The risk is that changes in interest rates will adversely affect the value of a security. When interest rates rise, the value of fixed-income securities will generally fall.

                           ADDITIONAL CONSIDERATIONS

    - NON-DIVERSIFIED PORTFOLIO: The Funds are non-diversified portfolios, which means that, with respect to 50% of its total assets, each Fund may invest more than 5% of its assets in obligations of one issuer. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.) Since the Funds may invest a greater percentage of their assets in securities of fewer issuers than a diversified portfolio, they may be subject to greater investment and credit risks than a diversified portfolio.

    - FUNDAMENTAL POLICIES: The investment objectives of the Funds, including concentration percentages, and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies

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  ICON Funds  Prospectus Page 52
may not be changed without the affirmative vote of the majority of the outstanding shares of the respective Fund. Fundamental limitations set forth in the SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.

    - TEMPORARY DEFENSIVE POSITION: In seeking its primary investment objective of capital appreciation, a Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions, or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund. To the extent a Fund takes a defensive position, it may not achieve its stated objective.

    - SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

HOW ARE THE ICON FUNDS ORGANIZED?

    The ICON Funds is a non-diversified "open-end management investment company" or mutual fund. Mutual funds pool money from shareholders and invest it to try to achieve specified objectives.

    The ICON Funds were formed on September 19, 1996, as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue shares without par value in separate series of the same class. Shares of numerous series have been authorized. The Board of Trustees has the power to create additional portfolios at any time without a vote of shareholders. No annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. On any matter submitted to

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  ICON Funds  Prospectus Page 53
shareholders, shares of each portfolio entitle their holder to one vote per share.

WHO RUNS THE FUNDS?

TRUSTEES

    The business affairs of each Fund are governed by the Funds' Board of Trustees. The Trustees meet regularly to establish and review policies, review the Funds' investments, performance, expenses, contracts, and other business affairs. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

PORTFOLIO MANAGEMENT--THE INVESTMENT ADVISER

    Meridian Investment Management Corporation, of 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112, furnishes investment advice to the Funds and manages each Fund's investments. As successor to an advisory service established in 1986, Meridian was incorporated in Colorado in April 1991. It is owned by Dr. Craig T. Callahan. Meridian's sole business is the management and service of growth-oriented portfolios to meet the investment needs of its clients. Meridian manages more than $450 million for clients which include individuals, pension and profit sharing plans, foundations, endowments, and public retirement systems. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.

    The investment decisions for each Fund are made by the Adviser's Investment Committee. The Investment Committee is primarily responsible for the day-to-day management of each Fund's portfolio. The Committee meets regularly as well as when circumstances dictate. Quantitative data and investment recommendations are presented by members of the research team and are discussed by the Committee. Decisions concerning industries and countries for the Funds are agreed upon by the Committee. The Investment Committee is responsible for selecting the baskets of securities in each industry and country. The analysts provide all of the data necessary to make decisions at the investment committee level. Once an investment decision has been reached, trading instructions are executed by the trading department.

    Dr. Craig T. Callahan is Chairman of the Investment Committee. He also directs Meridian's investment research and analysis. Dr. Callahan has

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  ICON Funds  Prospectus Page 54
been Chief Investment Officer for the Adviser and its predecessor since 1986. He previously obtained a Doctorate of Business Administration (Finance) degree from Kent State University, and began his investment career in 1979.

THE MANAGEMENT FEE

    For the services provided to ICON Funds, Meridian receives a monthly fee from each Fund. The fee is calculated at an annual rate. It is based on the Fund's average daily net assets. The fee schedule is as follows:

                              ADVISORY        MANAGEMENT FEE
           FUND               FEE RATE         PAID FY 2000
U.S. Equity Funds              1.00%              1.00%
International Equity Funds     1.00%              1.00%
Fixed Income Fund              0.65%              0.65%

    The Adviser pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. Subject to regulations and its obligation to seek best execution, the Adviser may give consideration to sales of shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions.

    The Adviser may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders.

THE ADMINISTRATOR

    The Funds retain Meridian as administrator to manage its business affairs and provide administrative services. Some of these services include reporting to regulators, such as the SEC, and providing necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Funds. The fee is calculated at an average annual rate of 0.05%, declining to 0.04% for net assets above $500 million. Some employees of Meridian act as officers of the Funds.

THE DISTRIBUTOR

    The Funds retain Meridian Clearing Corp, an affiliate of the Adviser, to act as the principal distributor of the Fund's shares. Craig T. Callahan and Erik L. Jonson are officers of the distributor and officers of the Funds.

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  ICON Funds  Prospectus Page 55

The Distributor provides its services to the Funds for no additional or ongoing compensation. The Distributor is responsible for its out of pocket expenses.

    The Funds pay all other expenses for their operations and activities. Each of the Funds pays its allocable portion of these expenses. The expenses borne by the Funds include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               ABOUT YOUR ACCOUNT

PRICING SHARES AND RECEIVING SALES PROCEEDS

    Here are some procedures you should know when investing in an ICON Fund.

HOW AND WHEN SHARES ARE PRICED

    The share price (also called the net asset value or NAV) for each Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern time, each day the New York Stock Exchange is open for business. To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

    When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

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  ICON Funds  Prospectus Page 56

    A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

HOW YOUR PURCHASE, SALE OR EXCHANGE PRICE IS DETERMINED

    If your request is received in "proper order" (as defined on page 60) by our Transfer Agent in correct form by 4 p.m. Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4 p.m. Eastern time, it will be priced at the next day's NAV.

HOW YOU CAN RECEIVE THE PROCEEDS FROM A SALE

    If your redemption request is received by our Transfer Agent in correct form by 4 p.m. Eastern time, proceeds are sent within five business days. You may receive redemption payments in the form of a check or federal wire transfer. If you use a broker to redeem, the broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service in the future.

OTHER PURCHASE INFORMATION

    Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds, and a fee of $20 will be charged. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

    Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Funds have reserved the right to refuse investments from shareholders who engage in short-term trading.

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  ICON Funds  Prospectus Page 57

                USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DIVIDENDS, CAPITAL GAIN AND TAXES

UNITED STATES TAXES


    Dividends and capital gain distributions are reinvested, without charge, in additional fund shares, unless you select differently on your new account form. The share price of the reinvestment will be the net asset value of the respective Fund shares computed at the close of business on the date the dividend or distribution is paid. The advantage of reinvesting distributions arises from you receiving income dividends and capital gains distributions on a rising number of shares. Dividends not reinvested are paid by check or wire to your financial institution. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.


    The Funds expect to distribute substantially all of its net investment income, if any, and any net realized capital gains, at least once each year. Each January, the Funds will report to its shareholders the Federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year.

    Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Funds are taxable to shareholders as ordinary income. This occurs whether the dividend or distribution was received in cash or reinvested in additional shares. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

    You should consult your own tax advisor about your particular situation. For more information about other tax matters, see the SAI.

                           HOW TO INVEST IN THE FUNDS

    Shares of each Fund are sold on a continuous basis. You may invest any amount you choose as often as you wish. However, the minimum amount of an initial investment in any one ICON Fund is $1,000. Shares may also be purchased through a broker-dealer or other financial institution

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  ICON Funds  Prospectus Page 58
authorized by the Funds' distributor, and you may be charged a fee for this service by that broker-dealer or institution.

    * INITIAL PURCHASE BY MAIL: You may purchase shares of the Funds by completing and signing the investment application form which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Funds and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below. Cash is not accepted.

  U.S. MAIL:                       OVERNIGHT:
  ICON Funds                       ICON Funds
  Mutual Fund Services             Mutual Fund Services--Third Floor
  Post Office Box 701              615 East Michigan Street
  Milwaukee, Wisconsin 53201-0701  Milwaukee, Wisconsin 53202

    Your purchase of shares of the Funds will be effected at the next share price calculated after receipt of your investment. The beneficial owners' custodians will provide the Funds with the states in which the beneficial owners reside at the time of purchasing shares so that the Funds can comply with applicable state laws.

    * INITIAL PURCHASE BY WIRE: You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

    You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

    * ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the above instructions.

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  ICON Funds  Prospectus Page 59

    Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

    * AUTOMATIC INVESTMENT PLAN: You may make regular investments in the Funds with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

    * TAX SHELTERED RETIREMENT PLANS: Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

                              HOW TO REDEEM SHARES

    * REDEMPTIONS BY MAIL: You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

                                   ICON Funds
                              Mutual Fund Services
                              Post Office Box 701
                           Milwaukee, Wisconsin 53201

"Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in

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  ICON Funds  Prospectus Page 60
the exact name(s) and any special capacity in which they are registered. For all redemptions in excess of $25,000, the Funds requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or Firstar Mutual Fund Services, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

    * REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in any Fund by calling the Transfer Agent at 1-800-764-0442. The Funds, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

    The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent has ever experienced difficulties in receiving, and in a timely fashion responding to, telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

    * SPECIAL REDEMPTION ARRANGEMENTS: Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call 1-800-764-0442.

    * ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-800-764-0442. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 61
the New York Stock Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

    Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds reserve the right to require any shareholder to redeem all of his or her shares in the Funds on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares to the minimum amount within the 30 day period. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

    The Funds have the authority to redeem existing accounts and to refuse a potential account if the Fund reasonably determines that the failure to redeem, or to prohibit, would have a material adverse consequence to the Fund and its shareholders.

                             HOW TO MAKE EXCHANGES

    Shares of a Fund may be exchanged for shares of any other ICON Fund based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares" or if a telephone redemption has been elected, by calling the Transfer Agent at 1-800-764-0442. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Fund will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 62
available without charge upon request. The Financial Highlights should be read in conjunction with the financial statements and notes included in the annual report.

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

    The schedules provide an analysis of the items that affected the Funds' net asset values, on a per share basis. The schedules provide the total return, distributions per share, assets in the respective Fund, expense ratios and portfolio turnover.

    The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity are shown in sections that follow. The increase (or decrease) due to investment operations is first followed by gains (or losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

    Also included in the schedule are the total return percentages for the Funds. Total return is the annual rate of return on an investment including appreciation and dividends or interest.

    The next items in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the respective Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

    The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the respective Funds during the reporting period.

    The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in each Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchase or redemption's by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

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  ICON Funds  Prospectus Page 63

                              FINANCIAL HIGHLIGHTS
                              ICON MATERIALS FUND
                      (FORMERLY ICON BASIC MATERIALS FUND)

    For the period from May 5, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $  7.31       $  6.58       $ 10.90       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........     0.03          0.02          0.02         (0.01)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......    (0.85)         0.74         (4.08)         0.91
                                            -------       -------       -------       -------
    Total from Investment Operations......    (0.82)         0.76         (4.06)         0.90
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00         (0.03)         0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................     0.00          0.00         (0.26)         0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....     0.00         (0.03)        (0.26)         0.00
NET ASSET VALUE, END OF PERIOD............  $  6.49       $  7.31       $  6.58       $ 10.90
Total Return..............................   (11.22)%       11.65%       (37.45)%        9.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $18,162       $26,373       $17,318       $50,251
    Average Net Assets for the Period
      (000's).............................  $23,620       $17,145       $27,117       $45,001
    Ratio of Expenses to Average Net
      Assets..............................     1.41%         1.45%         1.33%         1.45%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............     0.42%         0.16%         0.08%        (0.24)%
    Portfolio Turnover Rate...............    91.76%       118.29%       106.70%        32.35%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 64

                              FINANCIAL HIGHLIGHTS
                        ICON CONSUMER DISCRETIONARY FUND
                    (FORMERLY ICON CONSUMER CYCLICALS FUND)

    For the period from July 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $  9.67       $  7.87       $ 10.96       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........    (0.02)         0.00         (0.01)        (0.01)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......    (0.42)         2.04         (3.08)         0.97
                                            -------       -------       -------       -------
    Total from Investment Operations......    (0.44)         2.04         (3.09)         0.96
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................                   0.00          0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................     0.00          0.00          0.00          0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00         (0.24)         0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....     0.00         (0.24)         0.00          0.00
NET ASSET VALUE, END OF PERIOD............  $  9.23       $  9.67       $  7.87       $ 10.96
Total Return..............................    (4.55)%       25.78%       (28.26)%        9.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $40,894       $54,351       $49,003       $20,916
    Average Net Assets for the Period
      (000's).............................  $46,245       $58,294       $39,883       $19,876
    Ratio of Expenses to Average Net
      Assets..............................     1.35%         1.35%         1.37%         1.89%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............    (0.27)%       (0.46)%       (0.36)%       (0.67)%
    Portfolio Turnover Rate...............    88.44%        27.83%        72.42%         0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 65

                              FINANCIAL HIGHLIGHTS
                                ICON ENERGY FUND

    For the period from November 5, 1997 (commencement of operations) through September 30, 1998 and for the fiscal year ended September 30, 1999, and 2000:

                                                         2000          1999          1998
                                                       --------      --------      --------
Net Asset Value, Beginning of Period.................  $  7.98       $  6.35       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (loss)*....................     0.04          0.01          0.06
    Net Gains or (losses) on Securities (both
      Realized and Unrealized).......................     5.17          1.69         (3.71)
                                                       -------       -------       -------
    Total from Investment Operations.................     5.21          1.70         (3.65)
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from net investment income)...........     0.00         (0.05)         0.00
    Distributions in Excess of Net Investment
      Income.........................................     0.00          0.00          0.00
    Distributions (from net realized gain)...........     0.00          0.00          0.00
    Distributions in Excess of Net Realized Gain.....     0.00         (0.02)         0.00
                                                       -------       -------       -------
    Total Dividends and Distributions................     0.00         (0.07)         0.00
NET ASSET VALUE, END OF PERIOD.......................  $ 13.19       $  7.98       $  6.35
Total Return.........................................    65.29%        27.28%       (36.50)%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)................  $44,294       $19,230       $12,335
    Average Net Assets for the Period (000's)........  $29,564       $13,801       $21,128
    Ratio of Expenses to Average Net Assets..........     1.36%         1.45%         1.20%
    Ratio of Net Investment Income (loss) to Average
      Net Assets**...................................     0.43%        (0.26)%        0.51%
    Portfolio Turnover Rate..........................   123.70%        34.41%       112.62%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 66

                              FINANCIAL HIGHLIGHTS
                              ICON FINANCIAL FUND
                    (FORMERLY ICON FINANCIAL SERVICES FUND)

    For the period from July 1, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                             2000          1999          1998          1997
                                           --------      --------      --------      --------
Net Asset Value, Beginning of Period.....  $   8.99      $  9.37       $ 10.51       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*........      0.11         0.02          0.04          0.01
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized).....      3.28         1.05         (1.14)         0.50
                                           --------      -------       -------       -------
    Total from Investment Operations.....      3.39         1.07         (1.10)         0.51
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)............................      0.00        (0.04)        (0.01)         0.00
    Distributions in Excess of Net
      Investment Income..................      0.00        (0.02)         0.00          0.00
    Distributions (from Net Realized
      Gain)..............................     (0.12)       (1.39)        (0.03)         0.00
    Distributions in Excess of Net
      Realized Gain......................      0.00         0.00          0.00          0.00
                                           --------      -------       -------       -------
    Total Dividends and Distributions....     (0.12)       (1.45)        (0.04)         0.00
NET ASSET VALUE, END OF PERIOD...........  $  12.26      $  8.99       $  9.37       $ 10.51
Total Return.............................     38.14%       10.05%       (10.46)%        5.10%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)....  $100,404      $ 5,483       $17,211       $32,237
    Average Net Assets for the Period
      (000's)............................  $ 43,690      $10,415       $28,304       $29,803
    Ratio of Expenses to Average Net
      Assets.............................      1.33%        1.58%         1.33%         1.70%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**............      1.14%        0.09%         0.35%         0.12%
    Portfolio Turnover Rate..............     28.99%       53.29%        87.68%         0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 67

                              FINANCIAL HIGHLIGHTS
                              ICON HEALTHCARE FUND

    For the period from February 24, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $  7.98       $ 11.39       $ 11.78       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........    (0.08)         0.00          0.02         (0.04)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......     4.34         (0.25)         0.35          1.82
                                            -------       -------       -------       -------
    Total from Investment Operations......     4.26         (0.25)         0.37          1.78
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00          0.00          0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................    (0.31)        (3.16)        (0.76)         0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....    (0.31)        (3.16)        (0.76)         0.00
NET ASSET VALUE, END OF PERIOD............  $ 11.93       $  7.98       $ 11.39       $ 11.78
Total Return..............................    55.35%        (5.34)%        3.77%        17.80%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $49,066       $24,550       $31,153       $77,307
    Average Net Assets for the Period
      (000's).............................  $38,688       $29,272       $56,620       $59,164
    Ratio of Expenses to Average Net
      Assets..............................     1.38%         1.40%         1.24%         1.45%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............    (0.74)%       (0.83)%       (0.13)%       (0.80)%
    Portfolio Turnover Rate...............   115.05%        85.99%        52.16%        71.81%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 68

                              FINANCIAL HIGHLIGHTS
                     ICON LEISURE AND CONSUMER STAPLES FUND
                          (FORMERLY ICON LEISURE FUND)

    For the period from May 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $ 12.05       $ 11.79       $ 11.35       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........     0.01          0.10          0.02         (0.01)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......     0.25          1.61          0.45          1.36
                                            -------       -------       -------       -------
    Total from Investment Operations......     0.26          1.71          0.47          1.35
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00         (0.24)         0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00         (0.03)         0.00          0.00
    Distributions (from Net Realized
      Gain)...............................    (1.85)        (1.18)        (0.03)         0.00
    Distributions in Excess of Net
      Realized Gain.......................    (1.22)         0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....    (3.07)        (1.45)        (0.03)         0.00
NET ASSET VALUE, END OF PERIOD............  $  9.24       $ 12.05       $ 11.79       $ 11.35
Total Return..............................     5.27%        14.76%         4.18%        13.50%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $ 7,765       $31,559       $54,426       $66,608
    Average Net Assets for the Period
      (000's).............................  $18,029       $40,054       $74,443       $45,444
    Ratio of Expenses to Average Net
      Assets..............................     1.51%         1.38%         1.30%         1.48%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............     0.13%        (0.12)%        0.07%        (0.36)%
    Portfolio Turnover Rate...............    24.50%        49.22%        34.17%         2.52%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 69

                              FINANCIAL HIGHLIGHTS
                        ICON INFORMATION TECHNOLOGY FUND
                        (FORMERLY ICON TECHNOLOGY FUND)

    For the period from February 19, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $ 19.00       $  9.20       $ 12.96       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........    (0.05)         0.00         (0.06)        (0.05)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......     9.62         10.58         (3.31)         3.01
                                            -------       -------       -------       -------
    Total from Investment Operations......     9.57         10.58         (3.37)         2.96
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00          0.00          0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................    (6.44)        (0.78)        (0.39)         0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....    (6.44)        (0.78)        (0.39)         0.00
NET ASSET VALUE, END OF PERIOD............  $ 22.13       $ 19.00       $  9.20       $ 12.96
Total Return..............................    59.24%       119.53%       (26.17)%       29.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $46,689       $55,126       $60,494       $41,849
    Average Net Assets for the Period
      (000's).............................  $56,279       $66,977       $73,057       $29,766
    Ratio of Expenses to Average Net
      Assets..............................     1.35%         1.37%         1.31%         1.47%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............    (0.23)%       (1.06)%       (0.99)%       (0.88)%
    Portfolio Turnover Rate...............   137.69%        31.75%        31.68%        44.57%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 70

                              FINANCIAL HIGHLIGHTS
                    ICON TELECOMMUNICATION & UTILITIES FUND

    For the period from July 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                                2000          1999          1998          1997
                                              --------      --------      --------      --------
Net Asset Value, Beginning of Period........   $10.04        $14.17       $ 10.63       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*...........     0.20          0.83          0.31          0.06
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)........     0.99          1.18          3.28          0.57
                                               ------        ------       -------       -------
    Total from Investment Operations........     1.19          2.01          3.59          0.63
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)...............................    (0.16)        (1.02)        (0.04)         0.00
    Distributions in Excess of Net
      Investment Income.....................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain).................................    (2.94)        (5.12)        (0.01)         0.00
    Distributions in Excess of Net Realized
      Gain..................................     0.00          0.00          0.00          0.00
                                               ------        ------       -------       -------
    Total Dividends and Distributions.......    (3.10)        (6.14)        (0.05)         0.00
NET ASSET VALUE, END OF PERIOD..............   $ 8.13        $10.04       $ 14.17       $ 10.63
Total Return................................    14.99%        15.25%        33.88%         6.30%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).......   $8,619        $7,129       $23,749       $20,422
    Average Net Assets for the Period
      (000's)...............................   $7,231        $9,825       $36,698       $19,230
    Ratio of Expenses to Average Net
      Assets................................     1.53%         1.59%         1.34%         1.91%
    Ratio of Net Investment Income (Loss) to
      Average Net Assets**..................     2.43%         1.84%         2.12%         1.62%
    Portfolio Turnover Rate.................    41.86%        18.85%       155.72%         2.55%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 71

                              FINANCIAL HIGHLIGHTS
                             ICON INDUSTRIALS FUND
                      (FORMERLY ICON TRANSPORTATION FUND)

    For the period from May 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $ 10.31       $  9.45       $ 12.40       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........     0.03          0.01          0.01          0.00
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......    (0.47)         1.63         (2.71)         2.40
                                            -------       -------       -------       -------
    Total from Investment Operations......    (0.44)         1.64         (2.70)         2.40
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00         (0.02)        (0.01)         0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................    (0.80)        (0.76)        (0.24)         0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....    (0.80)        (0.78)        (0.25)         0.00
NET ASSET VALUE, END OF PERIOD............  $  9.07       $ 10.31       $  9.45       $ 12.40
Total Return..............................    (4.32)%       16.89%       (22.08)%       24.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $22,068       $21,004       $11,318       $22,531
    Average Net Assets for the Period
      (000's).............................  $21,220       $24,387        17,975       $19,459
    Ratio of Expenses to Average Net
      Assets..............................     1.38%         1.41%         1.41%         1.61%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............     0.34%         0.10%         0.08%        (0.04)%
    Portfolio Turnover Rate...............    72.90%        47.97%        10.62%        15.97%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 72

                              FINANCIAL HIGHLIGHTS
                             ICON ASIA REGION FUND

    For the period from February 25, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $ 10.87       $  6.09       $  9.94       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........     0.03         (0.01)        (0.04)        (0.01)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......    (0.65)         4.79         (3.81)        (0.05)
                                            -------       -------       -------       -------
    Total from Investment Operations......    (0.62)         4.78         (3.85)        (0.06)
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00          0.00          0.00          0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................     0.00          0.00          0.00          0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....     0.00          0.00          0.00          0.00
NET ASSET VALUE, END OF PERIOD............  $ 10.25       $ 10.87       $  6.09       $  9.94
Total Return..............................    (5.70)%       78.49%       (38.73)%       (0.60)%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $25,710       $33,564       $26,730       $58,279
    Average Net Assets for the Period
      (000's).............................  $32,629       $29,191       $45,361       $45,191
    Ratio of Expenses to Average Net
      Assets..............................     1.53%         1.59%         1.65%         1.66%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............     0.24%        (0.57)%       (0.45)%       (0.23)%
    Portfolio Turnover Rate...............   101.88%        62.82%        69.57%         0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 73

                              FINANCIAL HIGHLIGHTS
                         ICON NORTH EUROPE REGION FUND

    For the period from February 18, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                              2000          1999          1998          1997
                                            --------      --------      --------      --------
Net Asset Value, Beginning of Period......  $ 11.74       $ 11.63       $ 11.06       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.........     0.04         (0.05)        (0.02)         0.07
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)......     1.21          1.51          0.79          0.99
                                            -------       -------       -------       -------
    Total from Investment Operations......     1.25          1.46          0.77          1.06
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).............................     0.00         (0.17)        (0.06)         0.00
    Distributions in Excess of Net
      Investment Income...................     0.00          0.00          0.00          0.00
    Distributions (from Net Realized
      Gain)...............................    (1.20)        (1.18)        (0.14)         0.00
    Distributions in Excess of Net
      Realized Gain.......................     0.00          0.00          0.00          0.00
                                            -------       -------       -------       -------
    Total Dividends and Distributions.....    (1.20)        (1.35)        (0.20)         0.00
NET ASSET VALUE, END OF PERIOD............  $ 11.79       $ 11.74       $ 11.63       $ 11.06
Total Return..............................    10.43%        12.78%         7.00%        10.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).....  $33,315       $23,971       $39,726       $49,947
    Average Net Assets for the Period
      (000's).............................  $29,412       $30,993       $49,406       $36,212
    Ratio of Expenses to Average Net
      Assets..............................     1.52%         1.59%         1.54%         1.66%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**.............     0.30%         0.25%        -0.41%         1.34%
    Portfolio Turnover Rate...............    34.24%        50.36%        57.84%        13.89%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 74

                              FINANCIAL HIGHLIGHTS
                         ICON SOUTH EUROPE REGION FUND

    For the period from February 20, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                                2000          1999          1998          1997
                                              --------      --------      --------      --------
Net Asset Value, Beginning of Period........   $10.12        $11.87       $ 11.90       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*...........     0.02          0.02         (0.23)         0.10
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)........    (0.00)         1.06          0.93          1.80
                                               ------        ------       -------       -------
    Total from Investment Operations........     0.02          1.08          0.70          1.90
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)...............................     0.00          0.00         (0.07)         0.00
    Distributions in Excess of Net
      Investment............................     0.00         (0.03)         0.00          0.00
    Distributions (from Net Realized
      Gain).................................     0.00         (2.80)        (0.66)         0.00
    Distributions in Excess of Net Realized
      Gain..................................     0.00          0.00          0.00          0.00
                                               ------        ------       -------       -------
    Total Dividends and Distributions.......     0.00         (2.83)        (0.73)         0.00
NET ASSET VALUE, END OF PERIOD..............   $10.14        $10.12       $ 11.87       $ 11.90
Total Return................................     0.20%         6.41%         6.11%        19.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).......   $6,560        $5,298       $ 9,452       $21,088
    Average Net Assets for the Period
      (000's)...............................   $7,109        $8,107       $20,263       $15,055
    Ratio of Expenses to Average Net
      Assets................................     1.80%         1.81%         1.56%         1.69%
    Ratio of Net Investment Income (Loss) to
      Average Net Assets**..................     0.18%        (0.53)%       (0.26)%***     1.92%
    Portfolio Turnover Rate.................    62.17%        70.65%       113.55%         7.29%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

*** Includes reimbursement for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%).

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  ICON Funds  Prospectus Page 75

                              FINANCIAL HIGHLIGHTS
                       ICON SHORT-TERM FIXED INCOME FUND

    For the period from February 7, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, and 2000:

                                               2000          1999          1998          1997
                                             --------      --------      --------      --------
Net Asset Value, Beginning of Period.......   $ 9.15        $ 9.79       $ 10.03       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*..........     0.39          0.43          0.76           0.47
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized).......     0.02         (0.12)        (0.14)          0.03
                                              ------        ------       -------       --------
    Total from Investment Operations.......     0.41          0.31          0.62           0.50
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)..............................    (0.39)        (0.65)        (0.53)         (0.47)
    Distributions in Excess of Net
      Investment Income....................     0.00          0.00          0.00           0.00
    Distributions (from Net Realized
      Gain)................................    (0.03)        (0.30)        (0.33)          0.00
    Distributions in Excess of Net Realized
      Gain.................................     0.00          0.00          0.00           0.00
                                              ------        ------       -------       --------
    Total Dividends and Distributions......    (0.42)        (0.95)        (0.86)         (0.47)
NET ASSET VALUE, END OF PERIOD.............   $ 9.14        $ 9.15       $  9.79       $  10.03
Total Return...............................     4.45%         3.54%         6.55%          3.18%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)......   $5,386        $5,111       $ 5,350       $ 81,382
    Average Net Assets for the Period
      (000's)..............................   $5,367        $4,658       $17,542       $128,897
    Ratio of Expenses to Average Net
      Assets...............................     1.52%         1.06%****     0.11%***       1.10%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets**..............     4.16%         4.42%****     5.66%***       4.66%
    Portfolio Turnover Rate................    53.26%        53.22%       163.75%        297.62%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

*** Includes change in accounting estimate. If this change had not been made, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.

****Includes change in accounting estimate. If this change had not been made, the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.

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  ICON Funds  Prospectus Page 76

NOTICE OF PRIVACY POLICIES AND PROCEDURES
We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and
(ii) information about your transactions with us.
Our policies prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, EXCEPT as permitted or required by law AND EXCEPT as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.
All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers' places of business. These entities include our transfer agent, administrative service provider and investment adviser.
Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.

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  ICON Funds  Prospectus Page 77

                      This page intentionally left blank.

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  ICON Funds  Prospectus Page 78

                                     [LOGO]

Offered By This Prospectus:

U.S. EQUITY FUNDS

ICON Materials Fund (formerly ICON Basic Materials Fund)
ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals Fund) ICON Energy Fund
ICON Financial Fund (formerly ICON Financial Services Fund)
ICON Healthcare Fund
ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund)
ICON Information Technology Fund (formerly ICON Technology Fund)
ICON Telecommunication & Utilities Fund
ICON Industrials Fund (formerly ICON Transportation Fund)

FIXED INCOME FUND

ICON Short-Term Fixed Income Fund

INTERNATIONAL EQUITY FUNDS

ICON Asia Region Fund
ICON South Pacific Region Fund
ICON North Europe Region Fund
ICON South Europe Region Fund
ICON Western Hemisphere Fund

Offered By A Separate Prospectus:

U.S. EQUITY FUND

ICON Fund

INVESTMENT ADVISER......................  Meridian Investment Management Corporation
ADMINISTRATOR...........................  Meridian Investment Management Corporation
DISTRIBUTOR.............................  Meridian Clearing Corp
INDEPENDENT ACCOUNTANTS.................  PricewaterhouseCoopers LLP
COUNSEL.................................  Charles W. Lutter, Jr.
TRANSFER AGENT..........................  Firstar Mutual Fund Services, LLC
CUSTODIAN...............................  Firstar Bank Milwaukee

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  ICON Funds  Prospectus Page 79

                                     [LOGO]

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Annual and Semi-Annual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semi-Annual Reports and the SAI from the ICON
Funds:

BY TELEPHONE     Call 1-888-389-4266

BY MAIL          ICON Funds
                 c\o Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

IN PERSON        Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

ON THE INTERNET  www.iconfunds.com or text-only
                 versions of Fund documents can be
                 viewed or downloaded from the
                 Securities and Exchange Commission's
                 Internet site at www.sec.gov

BY MAIL, E-MAIL OR IN PERSON FROM THE  Visit, write or e-mail:
SECURITIES AND EXCHANGE COMMISSION     SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)           Washington, D.C. 20549-6009
                                       (202) 942-8090 For hours of
                                       operation.
                                       e-mail address: publicinfo@sec.gov

                                              ICON Funds' SEC File No. 811-07883

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  ICON Funds  Prospectus Page 80